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THE  WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE  SHARES  OF
CLASS   A  COMMON  STOCK  OR  CLASS  B  COMMON  STOCK  [OR  OTHER
SECURITIES] ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT, OR (ii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE.

THE  TRANSFER  OR  EXCHANGE OF THE WARRANTS REPRESENTED  BY  THIS
CERTIFICATE   IS  RESTRICTED  IN  ACCORDANCE  WITH  THE   WARRANT
AGREEMENT REFERRED TO HEREIN.


                     EXERCISABLE AT ANY TIME
                 ON OR PRIOR TO MARCH 13, 2002,
            SUBJECT TO THE CONDITIONS SET FORTH BELOW


No. 6                                Warrants to Purchase 375,000
                                   Shares of Class A Common Stock
                                          or Class B Common Stock


                   THE FAIRCHILD CORPORATION
                      WARRANT CERTIFICATE

     THIS CERTIFIES THAT, for value received, STINBES LIMITED, as assignee of Jeffrey J. Steiner, or registered assigns (the "Holder"), is the owner of the number of Warrants set forth above, each of which entitles the owner thereof to purchase at any time on or prior to March 13, 2002 (subject to the conditions set forth below), one fully paid and nonassessable share of the Class A Common Stock, $.10 par value (the "Class A Common Stock"), or one fully paid and nonassessable share of the Class B Common Stock, $.10 par value (the "Class B Common Stock"), of The Fairchild Corporation, a Delaware corporation, p/k/a Banner Industries, Inc. (the "Company") (the Class A Common Stock and the Class B Common Stock are hereinafter jointly referred to as the "Common Stock"), at the purchase price of $7.67 per share, increased by two-tenths of one cent ($.002) for each day subsequent to March 13, 1997, but fixed at $7.80 per share after June 30, 1997, subject to adjustment (the "Warrant Price"). Payment of the Warrant Price may be made in cash or by certified or official bank check. As provided in the Warrant Agreement referred to below, the Warrant Price and the number or kind of shares which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to certain modification and adjustment. The number and kind of shares which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate and the Warrant Price have been modified and adjusted for events which have occurred through the date hereof pursuant to Section 9 of the Warrant Agreement (as hereinafter defined).

     Notwithstanding the foregoing, the Holder hereof may not exercise the right to purchase Common Stock pursuant to the terms of this Warrant Certificate, except within the following window periods: (a) within 365 days after the merger of Shared Technologies Fairchild Inc. with AT&T Corporation, MCI Communications, Worldcom Inc., Tel-Save Holdings, Inc., or Teleport Communications Group, Inc.; (b) within 365 days after a change of control of the Company, as defined in the Fairchild Holding Corp. Credit Agreement with Citicorp et. al.; or (c) within 365 days after a change of control of Banner Aerospace, Inc., as defined in the Banner Aerospace, Inc. Credit Agreement with Citicorp. et. al. In no event may such right to purchase Common Stock be exercised after March 13, 2002.

     This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of a Warrant Agreement originally entered into as of March 13, 1986, between the Company and Drexel Burnham Lambert Incorporated, and subsequently assigned (through a series of transfers) to the Holder hereof. Such Warrant Agreement, as amended from time to time, together with the Extension of Warrant Agreement entered into between the Company and Holder as of the date hereof, are collectively referred to herein as the "Warrant Agreement." The Warrant Agreement is incorporated herein by reference and is made a part hereof. Without limitation, the Warrant Agreement sets forth the rights, limitations of rights, obligations, duties and immunities of the Company and the Holder with respect to this Warrant Certificate. Copies of the Warrant Agreement are on file at the principal office of the Company. The Holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder hereof as the owner for all purposes.

     The Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the
Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date, evidencing Warrants entitling the Holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered entitle such Holder to purchase. If this Warrant Certificate shall be exercised in part, the Holder shall be entitled to receive upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

     No fractional shares of Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Warrant
Agreement.

     No Holder shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon such
Holder,  as  such,  any  of the rights of a  shareholder  of  the
Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or except as provided in the Warrant Agreement, to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.


     IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Warrant Certificate (or such officers' facsimile signatures to be printed hereon) and has caused its corporate seal (or facsimile thereof) to be printed hereon.

     This Warrant Certificate is dated as of September 26, 1997, effective retroactively as of February 21, 1997, extending and modifying all previously issued Warrant Certificates issued prior to the date hereof. All such previously issued Warrant Certificates are null and void.

                                   THE FAIRCHILD CORPORATION

[SEAL]


                                   By:
                                        Colin M. Cohen
                                        Senior Vice President
                                        and    Chief    Financial
Officer


Attest:
          Donald E. Miller
          Senior Vice President
          and Corporate Secretary
                           ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate)

     For                      value                     received,
hereby sells, assigns and transfers unto the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and
appoint                                     attorney, to transfer
said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated:                                           , 19___.



                                   NOTE:    The  above  signature
                                   should correspond exactly with
                                   the  name on the face of  this
                                   Warrant Certificate.


                         PURCHASE FORM

           (To be executed upon exercise of Warrant)

To The Fairchild Corporation

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the following shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of [cash or certified or official bank check in the amount of $ ]:

                              Shares of Class A Common Stock

                              Shares of Class B Common Stock

     Please issue a certificate or certificates for such shares of Common Stock in the name of, and pay any cash for any fractional share to:

Name:

Address:

Social Security or Tax I.D. Number:
                         (Please Print)


                              Signature

                              NOTE:   The above signature  should
                              correspond exactly with the name on
                              the    fact    of   this    Warrant
                              Certificate  or with  the  name  of
                              assignee    appearing    in     the
                              assignment form below.

And, if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash.

Dated:                                 , 19___.